FINANCIAL INSTRUMENTS	6 Months Ended
Jun. 30, 2020
Financial Instruments [Abstract]
FINANCIAL INSTRUMENTS	FINANCIAL INSTRUMENTS
Financial instruments include cash; evidence of ownership in an entity; or a contract that imposes an obligation on one party and conveys a right to a second party to deliver/receive cash or another financial instrument.

A)  Cash and Equivalents
Cash and equivalents include cash, term deposits, treasury bills and money market funds with original maturities of less than 90 days.

B)  Debt
On January 31, 2020, Barrick completed a make-whole redemption of the approximately $337 million of outstanding principal on the 3.85% notes due 2022. The settlement resulted in a debt extinguishment loss of $15 million.

In January 2020, the final installment of $14 million was repaid for the Acacia Credit Facility.